UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2005

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	000-16741	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2005, Comstock Resources, Inc. (“Comstock”) issued a press release announcing the impact of Hurricanes Rita and Katrina on its operations.

Comstock’s press release announcing the impact of Hurricanes Rita and Katrina on its operations is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

  Not applicable.

(b)   Pro Forma Financial Information.

  Not applicable.

(c)   Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
99.1	Press Release, dated September 29, 2005, regarding the Registrant’s announcement of the impact of Hurricanes Rita and Katrina on its operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: September 30, 2005	By:	/s/ M. Jay Allison
M. Jay Allison
President and Chief Executive Officer